UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 28, 2020

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
Chicago Stock Exchange
2.750% Notes due 2020	IBM 20B	New York Stock Exchange
1.875% Notes due 2020	IBM 20A	New York Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	International Business Machines Corporation (IBM) held its Annual Meeting of Stockholders on April 28, 2020. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 9, 2020, the relevant portions of which are incorporated herein by reference.

(b)

Election of Directors for a Term of One Year:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
T. Buberl	530,782,766	8,117,612	4,804,891	153,800,195
M.L. Eskew	446,058,649	92,955,130	4,690,278	153,800,195
D.N. Farr	530,473,498	8,648,851	4,582,920	153,800,195
A. Gorsky	523,652,566	15,535,449	4,517,254	153,800,195
M. Howard	525,987,595	13,515,468	4,202,206	153,800,195
A. Krishna	533,120,525	6,416,264	4,167,840	153,800,195
A.N. Liveris	522,668,459	16,450,470	4,586,340	153,800,195
F.W. McNabb III	531,009,455	8,126,074	4,569,740	153,800,195
M.E. Pollack	530,452,947	9,084,298	4,168,024	153,800,195
V.M. Rometty	519,955,616	19,570,612	4,178,401	153,800,195
J.R. Swedish	517,792,267	21,159,302	4,753,700	153,800,195
S.Taurel	507,961,310	31,113,268	4,630,691	153,800,195
P.R. Voser	529,656,944	8,730,726	5,313,202	153,800,195
F.H. Waddell	495,970,749	42,919,103	4,814,625	153,800,195

Ratification of Appointment of Independent Registered Public Accounting Firm:

For	659,040,058	95.1%
Against	34,131,805	4.9%
Abstain	4,330,209

Management Proposal on Advisory Vote on Executive Compensation (Say on Pay):

For	462,242,258	86.2%
Against	73,801,698	13.8%
Abstain	7,661,313
Broker Non-Votes	153,800,195

Stockholder Proposal on Shareholder Right to Remove Directors:

For	291,959,257	54.5%
Against	244,150,360	45.5%
Abstain	7,594,214
Broker Non-Votes	153,800,195

Stockholder Proposal on the Right to Act by Written Consent:

For	225,781,910	42.2%
Against	308,775,250	57.8%
Abstain	9,148,109
Broker Non-Votes	153,800,195

Stockholder Proposal to Have an Independent Board Chairman:

For	232,083,099	43.3%
Against	303,957,150	56.7%
Abstain	7,665,020
Broker Non-Votes	153,800,195

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2020

	By:	/s/ Frank Sedlarcik
Frank Sedlarcik
Vice President, Assistant General Counsel and Secretary

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